Q3 2026 Financial Results and Business Updates November 10, 2026 Autolus.com For Investor communication only. Not for use in product promotion. Not for further distribution. EX-99.2

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding Autolus’ 2026 AUCATZYL net product revenue and gross margin guidance; anticipated cash runway; commercialization and manufacturing plans for AUCATZYL; expansion into additional markets and indications; and the timing, progress and results of clinical studies of obe-cel and other product candidates. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: Autolus' ability to maintain regulatory approval of AUCATZYL; its ability to execute its commercialization strategy for AUCATZYL; its ability to develop, manufacture and commercialize its other product candidates and the timing or likelihood of expansion of AUCATZYL into additional markets or geographies; Autolus' ability to maintain a commercial infrastructure and to successfully launch, market and sell AUCATZYL; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; the labelling for AUCATZYL/obe-cel in any future indication or patient population, if approved; the potential for payors to delay, limit or deny coverage for AUCATZYL; Autolus' ability to obtain, maintain and enforce intellectual property protection for AUCATZYL or any product candidates it is developing; the results of clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 27, 2026, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 2 Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Agenda 3 • Welcome and Introduction: Amanda Cray, ED, Investor Relations & External Communications • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Strong AUCATZYL® sales growth in 2026 Developing and Delivering a New Generation of T Cell Therapies 4 +95% vs Q3 2025 +122% vs 9M 2025 90 U.S. Authorized Treatment Centers Q3 2026: $41.2 million 9M 2026: $113.1 million Growing demand in existing U.S. treatment centers as physicians gain positive experience with AUCATZYL New treatment centers coming online expand access in the U.S. Additional ROCCA real-world data expected in December 2026 UK sales supplement growth in U.S. product demand Growth Drivers Global Net Product Revenue WASHINGTON OREGON CALIFORNIA NEVADA IDAHO MONTANA ARIZONA UTAH WYOMING COLORADO NEW MEXICO TEXAS NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA MINNESOTA IOWA MISSOURI ARKANSAS LOUISIANA WISCONSIN ILLINOIS MISSISSIPPI MICHIGAN OHIO INDIANA KENTUCKY TENNESSEE ALABAMA GEORGIA FLORIDA WEST VIRGINIA VIRGINIA NORTH CAROLINA SOUTH CAROLINA PENN NEW YORK VT NH MAINE MA CT RI NEW YORK Washington Vancouver San Francisco Las Vegas Monterrey Houston Dallas Chicago Miami Toronto Montreal Boston Los Angeles San Diego United States 4 2 2 3 2 2 2 2 2 2 2 2 2 4 2 2 2 2 2 7 3 2

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Executing to the commercial plan in 2026 Developing and Delivering a New Generation of T Cell Therapies 2026 Expectations & Financial Guidance FY 2026 Net Product Revenue Achieved: Positive Gross Margin in 2026 Q3 gross margin of 57% YTD gross margin of 44% Commercial Expansion Achieved: Increase commercial footprint in the US to more than 80 treatment centers 5 WASHINGTON OREGON CALIFORNIA NEVADA IDAHO MONTANA ARIZONA UTAH WYOMING COLORADO NEW MEXICO TEXAS NORTH DAKOTA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA MINNESOTA IOWA MISSOURI ARKANSAS LOUISIANA WISCONSIN ILLINOIS MISSISSIPPI MICHIGAN OHIO INDIANA KENTUCKY TENNESSEE ALABAMA GEORGIA FLORIDA WEST VIRGINIA VIRGINIA NORTH CAROLINA SOUTH CAROLINA PENN NEW YORK VT NH MAINE MA CT RI NEW YORK Washington Vancouver San Francisco Las Vegas Monterrey Houston Dallas Chicago Miami Toronto Montreal Boston Los Angeles San Diego United States 4 2 2 3 2 2 2 2 2 2 2 2 2 4 2 2 2 2 2 7 3 2 Expect to be at or exceeding upper end of $150 million from prior guidance range Supported by volumes and manufacturing efficiencies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Path to profitability in the r/r B-ALL business Developing and Delivering a New Generation of T Cell Therapies 6 Optimizing the operating model and driving cost efficiency *Gross margin = (net product revenue less cost of sales) / net product revenue. Increasing volumes and operational efficiency initiatives producing gross margin improvements Peak: expect gross profit margin of 65-70% Optimization: Improve efficiency and increase volumes to drive margins Launch: Establish consistent and high-quality product supply and service We are here Expect continued improvement with volumes and cost efficiencies -9% 6% 55% 57% Q4 2025 Q1 2026 Q2 2026 Q3 2026 Gross Margin %* 44% Year-to-date gross margin

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Upcoming data update: BOBCAT Trial in Progressive MS 7 Progress across the autoimmune portfolio: CARLYSLE trial in SLE to be reported today at ACR Longer-term follow up data show obe-cel activity and long-term durability consistent with expected biology, supporting the broader autoimmune scientific rationale. Q1 2027 Data Plan Update 2H 2027: ECTRIMS Data presentation now 2H 2027 Initial Phase 1 data update will now include: • Patient enrollment moving to plan with last patient expected to be enrolled in Q1 2027 • Consistent KOL feedback at ACTRIMS-ECTRIMS Global Meeting, Oct 2026 in Toronto indicated a need for 12-24 months of follow-up to assess clinical data in PMS • Initial data presentation planned for 2H 2027 • Total of 24 patients, with 12 patients at 12+ months of follow up ‒ Clinical response assessment ‒ Imaging data ‒ Expanded safety, PK/PD & biomarker data ‒ Potential path for next development and regulatory activities Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 8 Pipeline-in-a-product: expanding obe-cel's potential beyond adult B-ALL FDA granted RMAT designation for obe-cel in SLE and lupus nephritis on September 9, 2026 Timing Program Update Indication Trial Nov 10, 2026 Obe-cel Longer-term follow up from Phase 1 Systemic Lupus (SLE) CARLYSLE Phase 1 Dec 2026 AUTO8 Initial Phase 1 data AL Amyloidosis ALARIC Phase 1 2H 2027 Obe-cel Phase 1 data Progressive Multiple Sclerosis BOBCAT Phase 1 End of 2027 Obe-cel Phase 2 data Pediatric r/r B-ALL CATULUS Phase 1/2 2028 Obe-cel Phase 2 data Lupus Nephritis (LN) LUMINA Phase 2 Oncology Autoimmune / B Cell Mediated Disease Developing and Delivering a New Generation of T Cell Therapies

Financial Results

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Financial summary – key metrics* 10 *Select metrics only; for full financials please refer to the Company’s 10-Q filing Autolus expects that its current and projected cash, cash equivalents and marketable securities, including the combined first and second tranches totaling $100M from the credit facility, will be sufficient to fund the Company’s operations into Q2 2028. Capital base strengthened by the Perceptive credit facility Developing and Delivering a New Generation of T Cell Therapies Cash, cash equivalents & marketable securities $248.4M As of September 30, 2026 USD ($’ 000) Q3 2026 Q3 2025 Variance Product revenue, net 41,238 21,144 20,094 Cost and operating expenses: Cost of sales (17,927) (28,643) 10,716 Research and development expenses, net (30,900) (27,892) (3,008) Selling, general and administrative expenses (35,946) (36,280) 334 Loss from operations (43,535) (71,621) 28,086 Total comprehensive loss (54,613) (84,900) 30,287

Conclusion

Autolus is positioned for value creation Obe-cel product franchise supports multiple growth opportunities 12 Developing and Delivering a New Generation of T Cell Therapies Initial Indication: Adult r/r B-ALL Strong execution and market expansion 2026 net product revenue at or exceeding $150M, top of prior guidance range Significant opportunity to grow overall CAR T market in adult r/r B-ALL Physician interest to pursue investigator sponsored trials in 1st line ALL 9M 2026 Net Product Revenue Pipeline expansion opportunities grow future commercial potential in new indications Commercial and pipeline opportunities supported by proven manufacturing and product delivery capabilities and established authorized treatment centers • Enrollment ongoing in Phase 2 lupus nephritis and pediatric ALL trials and the Phase 1 progressive MS trial • CARLYSLE at ACR and ALARIC at ASH in 2026, followed by BOBCAT and CATULUS data in 2027 $113.1 million

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